                      FORM OF NOTICE OF GUARANTEED DELIVERY



































                                  EXHIBIT 99.2
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                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                       4.875% SUBORDINATED NOTES DUE 2013
                                       OF
                          WILMINGTON TRUST CORPORATION
                PURSUANT TO THE PROSPECTUS DATED            , 2003

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       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON
                  , 2003, UNLESS EXTENDED (THE "EXPIRATION DATE").

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                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        FOR INFORMATION CALL: __________

                                                                               By Hand:                 By Facsimile
         By Registered or           By Regular Mail or Overnight                                         (Eligible
         Certified Mail:                      Courier:                                              Institutions Only):

   Wells Fargo Bank Minnesota,            Wells Fargo Bank                                              612-667-4927
       National Association                  Minnesota,                                              Attn: Specialized
          MAC #N9303-121                National Association                                              Finance
    Corporate Trust Operations             MAC #N9303-121             Wells Fargo Bank Minnesota,
          P.O. Box 1517              Corporate Trust Operations          National Association            Confirm by
         Minneapolis, MN               6th & Marquette Avenues        Corporate Trust Operations         Telephone:
            55480-1517                  Minneapolis, MN 55479            Minneapolis, MN 55402          800-344-5128

      This notice of guaranteed delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (1) certificates for Wilmington Trust Corporation's outstanding 4.875% Subordinated Notes Due 2013 (the "Outstanding Notes") are not immediately available, (2) Outstanding Notes, the Letter of Transmittal and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date (as defined above) or (3) the procedures for delivery by book-entry transfer cannot be completed prior to the Expiration Date. This notice of guaranteed delivery may be transmitted by facsimile or delivered by mail, hand or overnight courier to the Exchange Agent, as set forth above, prior to the Expiration Date. See "Description of Exchange Offer -- Procedures for Tendering" in the Prospectus (as defined below).

         Transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above or delivery of this Notice of Guaranteed Delivery to an address other than as set forth above will not constitute a valid delivery.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If an "eligible institution" is required to guarantee a signature on a Letter of Transmittal pursuant to the instructions therein, that signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tenders to Wilmington Trust Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in
the prospectus dated          , 2003 (as it may be amended or supplemented from
time to time, the "Prospectus") and the accompanying Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "Description of Exchange Offer -- Procedures for Tendering -- Guaranteed Delivery."

Principal Amount of Outstanding Notes Tendered:*

$
  -------------------------

Certificate Nos. (if available):

  --------------------------

Total Principal Amount Represented by Certificate(s):

$
  -------------------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
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                                PLEASE SIGN HERE

   X
     ------------------------------        ------------------------------------

   X
     ------------------------------        ------------------------------------
         Signature(s) of Owner                          (Date)
       or Authorized Signatory)

              Area Code and Telephone Number:
                                              ---------------------------------

      Must be signed by the holder(s) of Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, that person must set forth his, her or its full title below. If Outstanding Notes will be delivered by book-entry transfer to The Depository Trust Company ("DTC"), provide account number.

                  Please type or print name(s) and address(es)

Name(s):
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Capacity:

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Address(es):

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DTC Account Number:

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                                       3

                              GUARANTEE OF DELIVERY
    (THIS SECTION MUST BE COMPLETED; NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," which is a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees to deliver to the Exchange Agent, at its number or address set forth above, either the Outstanding Notes tendered hereby in proper form for transfer or confirmation of the book-entry transfer of those Outstanding Notes to the Exchange Agent's account at DTC, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof), or an agent's message (as defined in the Prospectus), and any other documents required by the Letter of Transmittal prior to 5:00 P.M., New York City time, on the third New York Stock Exchange, Inc. trading date after the Expiration Date.

Name of Firm:                 ----------------------------------------------

Address:                      ----------------------------------------------

                              ----------------------------------------------


Telephone No.:
(including area code)         ----------------------------------------------

Authorized Signature:         ----------------------------------------------


Name:                         ----------------------------------------------
(Please type or print)

Title:                        ----------------------------------------------

Date:                         ----------------------------------------------

                              ----------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF OUTSTANDING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL, OR AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS.



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